Exhibit 4.2

Execution Version

WESTLAKE CHEMICAL CORPORATION

0.875% Senior Notes due 2024

2.875% Senior Notes due 2041

3.125% Senior Notes due 2051

3.375% Senior Notes due 2061

Fourteenth Supplemental Indenture

Dated as of August 19, 2021

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Trustee

i

FOURTEENTH SUPPLEMENTAL INDENTURE dated as of August 19, 2021 (this “Supplemental Indenture”), to the Indenture dated as of January 1, 2006 (the “Indenture”), by and among WESTLAKE CHEMICAL CORPORATION, a Delaware corporation (the “Company”), each of the potential guarantors named therein and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to JPMorgan Chase Bank, National Association), as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders (as defined herein):

WHEREAS, the Company and the Trustee have duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of the Company’s debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series as in the Indenture provided (as defined therein, “Securities”);

WHEREAS, the Company desires and has requested the Trustee to join it in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Company of four series of Securities designated as its 0.875% Senior Notes due 2024, substantially in the form attached hereto as Exhibit A (the “2024 Notes”), 2.875% Senior Notes due 2041, substantially in the form attached hereto as Exhibit B (the “2041 Notes”), 3.125% Senior Notes due 2051, substantially in the form attached hereto as Exhibit C (the “2051 Notes”), and 3.375% Senior Notes due 2061, substantially in the form attached hereto as Exhibit D (the “2061 Notes” and, together with the 2024 Notes, the 2041 Notes and the 2051 Notes, the “Notes”), in each case on the terms set forth herein;

WHEREAS, Section 2.01 of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee for such purpose provided certain conditions are met;

WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

NOW, THEREFORE:

In consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE ONE

Scope of Supplemental Indenture; General

The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes, which shall not be limited in aggregate principal amount, and shall not apply to any other Securities that may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements. Pursuant to this Supplemental Indenture, there is hereby created and designated four series of Securities under the Indenture entitled “0.875% Senior Notes due 2024,” “2.875% Senior Notes due 2041,” “3.125% Senior Notes due 2051” and “3.375% Senior Notes due 2061.” The 2024 Notes shall be in the form of Exhibit A hereto, which is hereby incorporated into this Supplemental Indenture by reference. The 2041 Notes shall be in the form of Exhibit B hereto, which is hereby incorporated into this Supplemental Indenture by reference. The 2051 Notes shall be in the form of Exhibit C hereto, which is hereby incorporated into this Supplemental Indenture by reference. The 2061 Notes shall be in the form of Exhibit D hereto, which is hereby incorporated into this Supplemental Indenture by reference.

ARTICLE TWO

Certain Definitions

The following terms have the meanings set forth below in this Supplemental Indenture. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture. To the extent terms defined herein differ from the Indenture the terms defined herein will govern.

“2024 Notes” has the meaning provided in the Recitals.

“2041 Notes” has the meaning provided in the Recitals.

“2051 Notes” has the meaning provided in the Recitals.

“2061 Notes” has the meaning provided in the Recitals.

“2041 Par Call Date” has the meaning provided in new Section 3.12(b) of the Indenture.

“2051 Par Call Date” has the meaning provided in new Section 3.12(b) of the Indenture.

“2061 Par Call Date” has the meaning provided in new Section 3.12(b) of the Indenture.

“Applicable FATCA Law” has the meaning provided in Section 6.14.

“Acquisitions” means the Boral Acquisition and the LASCO Acquisition.

“Attributable Debt” means, as to any lease in respect of a Sale and Leaseback Transaction under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (or, if earlier, the first date upon which such lease may be terminated without penalty), discounted from the respective due dates thereof to such date at the weighted average rate per annum borne by the Notes, compounded annually. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. Unless the Company elects to calculate the total amount of rent required to be paid through the first date upon which such lease may be terminated without penalty (if such a provision exists), in the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

“Below Investment Grade Rating Event” with respect to the Notes of any series means the rating on the Notes of such series is lowered and as a result the Notes of such series cease to be rated Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing on the earlier of (a) the occurrence of a Change of Control and (b) the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following the consummation of such Change of Control (which Trigger Period will be extended if the rating of the Notes of such series is under publicly announced consideration for possible downgrade by any Rating Agency on such 60th day, such extension to last with respect to each Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the Notes of such series below Investment Grade or (y) publicly announces that it is no longer considering the Notes of such series for possible downgrade; provided that no such extension will occur if on such 60th day the Notes of such series are rated Investment Grade not subject to review for possible downgrade by any Rating Agency); provided that a rating event will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event contained in this Article Two) if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control (whether or not the applicable Change of Control has occurred at the time of the Below Investment Grade Rating Event). If any Rating Agency withdraws its rating on the Notes of such series or otherwise ceases to provide a rating on the Notes of such series on any day during the Trigger Period for any reason and the Company has not selected a replacement Rating Agency pursuant to the terms of this Supplemental Indenture, the rating of such Rating Agency shall be deemed to be rated below Investment Grade on such day.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” as such term is used in Section 13(d)(3) of the Exchange Act, such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

“Boral Acquisition” means the acquisition by Royal Building Products (USA) Inc. from Boral Industries Inc. of 100% of the issued and outstanding equity interests of certain subsidiaries of Boral Industries Inc. engaged in Boral Limited’s North American building products businesses in roofing, siding, trim and shutters, decorative stone and windows pursuant to the Boral Purchase Agreement.

“Boral Purchase Agreement” means the Equity Purchase Agreement, dated as of June 20, 2021, by and among Boral Building Products Inc., Boral Stone Products LLC, Boral Lifetile Inc., Boral Windows LLC, Boral Industries Inc., Royal Building Products (USA) Inc. and, solely for purposes of Section 10.20 thereof, Boral Limited and, solely for purposes of Section 10.21 thereof, the Company.

“Boral Special Mandatory Redemption” has the meaning provided in new Section 3.13(b) of the Indenture.

“Boral Special Mandatory Redemption Trigger” has the meaning provided in new Section 3.13(b) of the Indenture.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banking institutions in any of New York, New York, Houston, Texas or a place of payment on the Notes is authorized or obligated by law, regulation or executive order to remain closed.

“Capital Stock” means:

(1)    in the case of a corporation, capital stock;

(2)    in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock;

(3)    in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests, respectively; and

(4)    any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Change of Control” means the occurrence of any of the following after the date of this Supplemental Indenture:

(1)    the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and the Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) other than to the Company or a Subsidiary;

(2)    the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act, it being agreed that an employee of the Company or any Subsidiary for whom shares are held under an employee stock ownership, employee retirement, employee savings or similar plan and whose shares are voted in accordance with the instructions of such employee shall not be a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) solely because such employee’s shares are held by a trustee under said plan) becomes the ultimate Beneficial Owner, directly or indirectly, of Voting Stock of the Company representing more than 50% of the voting power of the outstanding Voting Stock of the Company;

(3)    the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of the Company outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing more than 50% of the voting power of the Voting Stock of the surviving Person or its parent immediately after giving effect to such transaction;

(4)    during any period of 24 consecutive calendar months, the majority of the members of the Board of Directors of the Company shall no longer be composed of individuals (a) who were members of the Board of Directors of the Company on the first day of such period or (b) whose election or nomination to the Board of Directors of the Company was approved by individuals referred to in clause (a) above constituting, at the time of such election or nomination, at least a majority of the Board of Directors of the Company or, if directors are nominated by a committee of the Board of Directors of the Company, constituting at the time of such nomination, at least a majority of such committee; or

(5)    the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (i) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (ii) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock in the Company immediately prior to that transaction.

“Change of Control Offer” has the meaning provided in new Section 4.10(a) of the Indenture.

“Change of Control Payment” has the meaning provided in new Section 4.10(a) of the Indenture.

“Change of Control Payment Date” has the meaning provided in new Section 4.10(b) of the Indenture.

“Change of Control Triggering Event” with respect to the Notes of any series means the occurrence of both a Change of Control and a Below Investment Grade Rating Event. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning provided in the Indenture.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of any series called for redemption under new Section 3.12 of the Indenture to be redeemed (assuming, for this purpose, that the Notes of such series matured on the applicable Par Call Date) that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes of such series to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, as determined by the Independent Investment Banker, (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all quotations obtained.

“Consolidated Net Tangible Assets” means the aggregate amount of assets (less operating leases, applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities, except for (i) notes and loans payable, (ii) current maturities of long-term debt and (iii) current maturities of obligations under finance leases and operating leases and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense, turnaround costs and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with GAAP. Deferred income taxes, deferred investment tax credit or other similar items, as calculated in accordance with GAAP, will not be considered as a liability or as a deduction from or adjustment to total assets.

“Debt” has the meaning provided in new Section 4.08 of the Indenture.

“Fair Market Value” means the price that could be negotiated in an arm’s-length transaction between a willing buyer and a willing seller not involving distress or necessity of either party, determined in good faith by the Board of Directors of the Company.

“Fitch” means Fitch Ratings, Inc. or any successor to the rating agency business thereof.

“Funded Debt” means all indebtedness for money borrowed having a maturity of more than 12 months from the date of the most recent balance sheet of the Company and its consolidated Subsidiaries or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from the date of such balance sheet at the option of the borrower of such indebtedness.

“Holder” means the Person in whose name a Note is registered in the books of the Registrar for the Notes.

“Indenture” has the meaning provided in the Preamble.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch), a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances specified in this Supplemental Indenture permitting the Company to select a replacement rating agency and in the manner specified in this Supplemental Indenture for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agency.”

“LASCO Acquisition” means the acquisition by North American Pipe Corporation from Aalberts U.S. Holding Corp. of all of the equity interests in Lasco Fittings, Inc. pursuant to the LASCO Purchase Agreement.

“LASCO Purchase Agreement” means the Equity Purchase Agreement, dated as of July 4, 2021, by and between Aalberts U.S. Holding Corp. and North American Pipe Corporation.

“LASCO Special Mandatory Redemption” has the meaning provided in new Section 3.13(a) of the Indenture.

“LASCO Special Mandatory Redemption Trigger” has the meaning provided in new Section 3.13(a) of the Indenture.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Mortgage” and “Mortgages” have the meanings provided in new Section 4.08 of the Indenture.

“Notes” has the meaning provided in the Recitals.

“Par Call Date” has the meaning provided in new Section 3.12(b) of the Indenture.

“Paying Agent” means The Bank of New York Mellon Trust Company, N.A. or any successor paying agent.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

“Principal Property” means any single parcel of real estate, any single manufacturing plant or any single warehouse owned or leased in connection with a Sale and Leaseback Transaction by the Company or any Subsidiary which is located within the United States and the net book value of which on the date as of which the determination is being made exceeds 1% of Consolidated Net Tangible Assets, other than any such manufacturing plant or warehouse or portion thereof (a) which is a pollution control or other facility financed by obligations issued by a state or local government unit and described in Sections 141(a), 142(a)(5), 142(a)(6), 142(a)(10) or 144(a) of the Code (or their successor provisions) or by any other obligations the interest of which is excluded under Section 103 of the Code (or its successor provision), or (b) which, in the good-faith opinion of the Board of Directors of the Company, as evidenced by a Board Resolution, is not of material importance to the total business conducted by the Company and the Subsidiaries taken as a whole.

“Rating Agency” means each of Fitch, Moody’s and S&P; provided that if any of Fitch, Moody’s or S&P ceases to provide rating services to issuers or investors, the Company may appoint another “nationally recognized statistical rating organization” (as defined under the Exchange Act) as a replacement for such Rating Agency; provided that the Company shall give written notice of such appointment to the Trustee.

“Reference Treasury Dealer” means each of (a) Deutsche Bank Securities Inc., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC and their respective successors, and (b) one other nationally recognized investment banking firm that is a primary United States government securities dealer specified from time to time by the Company. If, however, any of them shall cease to be a primary United States government securities dealer, the Company will substitute another nationally recognized investment banking firm that is such a dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third Business Day preceding the Redemption Date.

“Registrar” means The Bank of New York Mellon Trust Company, N.A., or any successor registrar of the Notes.

“Remaining Scheduled Payments” means the remaining scheduled payments of the principal of and interest on each Note to be redeemed that would be due after the related Redemption Date but for such redemption.

“Restricted Subsidiary” means a wholly owned Subsidiary of the Company, substantially all of the assets of which are located in the United States (excluding territories or possessions), and which owns a Principal Property; provided, however, that the term Restricted Subsidiary shall not include any Subsidiary that is principally engaged in (a) the business of financing; (b) the business of owning, buying, selling, leasing, dealing in or developing real property; or (c) the business of exporting goods or merchandise from or importing goods or merchandise into the United States.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Sale and Leaseback Transaction” has the meaning provided in new Section 4.09 of the Indenture.

“Secured Debt” has the meaning provided in new Section 4.08 of the Indenture.

“Special Mandatory Redemption” has the meaning provided in new Section 3.13(b) of the Indenture.

“Special Mandatory Redemption Trigger” has the meaning provided in new Section 3.13(b) of the Indenture.

“Subsidiary” means a Person more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

“Supplemental Indenture” has the meaning provided in the Preamble.

“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as of the second Business Day immediately preceding that Redemption Date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Trigger Period” has the meaning provided in this Article Two.

“Trustee” has the meaning provided in the Preamble.

“Voting Stock” of any specified Person as of any date means the capital stock (or comparable equity interests) of such Person that is at the time entitled to vote generally in the election of the board of directors (or members of the governing body) of such Person.

ARTICLE THREE

Redemption

Section 3.01.	Selection of Securities To Be Redeemed.

Section 3.03 of the Indenture shall be amended by replacing that section of the Indenture with the following, but only with respect to the Notes:

If less than all of the Notes of any series are to be redeemed, the particular Notes of such series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the outstanding Notes of such series not previously called for redemption, either pro rata or by lot; provided that, if at the time of redemption such Notes are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes held by each Beneficial Owner of Notes to be redeemed.

The Trustee shall promptly notify the Company and the Registrar in writing of the Notes of any series selected for redemption and, in the case of any Notes of such series selected for partial redemption, the principal amount thereof to be redeemed. For purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes of such series shall relate, in the case of any of the Notes of such series redeemed or to be redeemed only in part, to the portion of the principal amount thereof which has been or is to be redeemed.

Section 3.02.	Notice of Redemption.

Section 3.04 of the Indenture shall be amended by replacing that section of the Indenture with the following, but only with respect to the Notes:

Other than with respect to any Special Mandatory Redemption pursuant to Section 3.13, notice of redemption shall be sent not less than 10 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the register of Securities maintained by the Registrar.

All notices of redemption shall identify the Securities to be redeemed and shall state:

(1) the Redemption Date;

(2) the Redemption Price (or the method of calculating or determining the Redemption Price);

(3) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed;

(4) if any Security is to be redeemed in part, the portion of the principal amount thereof to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Security to the Paying Agent, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

(5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent;

(6) that the redemption is for a sinking or analogous fund, if such is the case;

(7) if such Securities are convertible into or exchangeable for capital stock, other debt securities (including Securities), warrants, other equity securities or any other securities or property of the Company or any other Person, the name and address of the conversion or exchange agent, the date on which the right to convert or exchange is terminated and the conversion or exchange rate; and

(8) the CUSIP number, if any, relating to such Securities.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s written request, given to the Trustee at least 5 days before the notice of redemption is delivered to the Holders (unless the Trustee agrees to a shorter period), by the Trustee in the name and at the expense of the Company.

Section 3.03.	Effect of Notice of Redemption.

Section 3.05 of the Indenture shall be amended by replacing that section of the Indenture with the following, but only with respect to the Notes:

Once notice of redemption is sent, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates specified pursuant to Section 2.01.

Section 3.04.	Redemption at the Option of the Company.

The following Section 3.12 shall be added to Article III of the Indenture, but only with respect to the Notes:

SECTION 3.12. Redemption at the Option of the Company.

(a)    The Company may redeem the 2024 Notes, at its option, in whole or in part, at any time and from time to time on or after August 15, 2022, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to 100% of the principal amount of the 2024 Notes being redeemed, plus accrued and unpaid interest, if any, on the 2024 Notes being redeemed to, but not including, the Redemption Date. The Company may not redeem the 2024 Notes prior to August 15, 2022.

(b)    The Company may redeem the 2041 Notes, the 2051 Notes and the 2061 Notes, at its option, in whole or in part, at any time and from time to time prior to (i) February 15, 2041 in the case of the 2041 Notes (six months prior to the Stated Maturity of the 2041 Notes) (the “2041 Par Call Date”), (ii) February 15, 2051 in the case of the 2051 Notes (six months prior to the Stated Maturity of the 2051 Notes) (the “2051 Par Call Date”) and (iii) February 15, 2061 (six months prior to the Stated Maturity of the 2061 Notes) (the “2061 Par Call Date”; each of the 2041 Par Call Date, the 2051 Par Call Date and the 2061 Par Call Date, a “Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to the greater of:

(1)    100% of the principal amount of the Notes of such series being redeemed; and

(2)    the sum, as determined by an Independent Investment Banker, of the present values of the Remaining Scheduled Payments on the Notes being redeemed that would be due if such series of the Notes matured on the applicable Par Call Date (excluding accrued and unpaid interest to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points in the case of the 2041 Notes, 25 basis points in the case of the 2051 Notes and 25 basis points in the case of the 2061 Notes, in each case, plus accrued and unpaid interest, if any, on the Notes of such series being redeemed to, but not including, the Redemption Date.

(c)    The Company may redeem the 2041 Notes, the 2051 Notes and the 2061 Notes, at its option, in whole or in part, at any time and from time to time on or after the applicable Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to 100% of the principal amount of the Notes of such series being redeemed, plus accrued and unpaid interest, if any, on the Notes of such series being redeemed to, but not including, the Redemption Date.

(d)    The Company may at any time, and from time to time, purchase the Notes of any series at any price or prices in the open market, through negotiated transactions, by tender offer or otherwise.

(e)    The Company shall have no obligation to make mandatory redemption of the Notes, except as provided in Section 3.13, or to redeem, purchase or repay Notes pursuant to any sinking fund or analogous provision or, except as provided in Section 4.10, at the option of a Holder thereof.

(f)    With respect to any redemption occurring prior to the applicable Par Call Date, the Company shall deliver notice to the Trustee of the related Redemption Price promptly after the calculation thereof and the Trustee shall not have any responsibility for such calculation.

Section 3.05.	Special Mandatory Redemption.

The following Section 3.13 shall be added to Article III of the Indenture, but only with respect to the Notes:

SECTION 3.13. Special Mandatory Redemption.

(a)    Upon the first to occur of either (i) 5:00 p.m. (New York City time) on the later of (1) November 1, 2021 and (2) January 30, 2022 if the closing of the LASCO Acquisition has been automatically extended in accordance with the terms of the LASCO Purchase Agreement, in either case if the LASCO Acquisition is not consummated on or prior to such time on such date, or (ii) the date on which the LASCO Purchase Agreement is terminated (each, a “LASCO Special Mandatory Redemption Trigger”), the Company shall redeem the 2041 Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to, but not including, such Redemption Date (the “LASCO Special Mandatory Redemption”).

(b)    Upon the first to occur of either (i) 5:00 p.m. (New York City time) on the later of (1) June 20, 2022 and (2) September 18, 2022 if the closing of the Boral Acquisition has been extended by Royal Building Products (USA) Inc. or Boral Industries Inc. in accordance with the terms of the Boral Purchase Agreement, in either case if the Boral Acquisition is not consummated on or prior to such time on such date, or (ii) the date on which the Boral Purchase Agreement is terminated (each, a “Boral Special Mandatory Redemption Trigger”; each LASCO Special Mandatory Redemption Trigger and Boral Special Mandatory Redemption Trigger, a “Special Mandatory Redemption Trigger”), the Company shall redeem the 2051 Notes and the 2061 Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to, but not including, such Redemption Date (the “Boral Special Mandatory Redemption”; each of the LASCO Special Mandatory Redemption and the Boral Special Mandatory Redemption, a “Special Mandatory Redemption”).

(c)    Within five Business Days after the occurrence of a Special Mandatory Redemption Trigger, the Trustee, at the Company’s written direction, shall send a notice of the applicable Special Mandatory Redemption to each holder of Notes of the applicable series to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to the Notes of the applicable series registered in the name of Cede & Co.) stating, together with other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all of the Notes of such series being redeemed will be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

(d)    Upon the occurrence of the closing of any of the Acquisitions, this Section 3.13 shall cease to apply with respect to the Notes of the applicable series.

ARTICLE FOUR

Covenants

The following covenants shall be added to Article IV of the Indenture for the benefit of Holders, but only with respect to the Notes:

Section 4.08.	Restrictions on Secured Debt.

The Company shall not, and the Company shall not permit any Restricted Subsidiary to, incur, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (“Debt”), secured by pledge of, or mortgage or lien on, any Principal Property, or any shares of Capital Stock of or Debt of any Restricted

Subsidiary (such pledges, mortgages and liens being called “Mortgage” or “Mortgages” and such Debt secured by such Mortgages being called “Secured Debt”), without effectively providing that the Notes (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Notes) shall be secured equally and ratably with (or prior to) such Secured Debt, so long as such Secured Debt shall be so secured, unless after giving effect thereto, the aggregate amount of all such Secured Debt plus all Attributable Debt of the Company and its Restricted Subsidiaries in respect of any Sale and Leaseback Transaction would not, at the time of such incurrence, issuance, assumption or guarantee, exceed 15% of Consolidated Net Tangible Assets; provided, however, that this restriction shall not apply to, and there shall be excluded from Secured Debt in any computation under such restriction, indebtedness secured by:

(a)    Mortgages on such property or shares of Capital Stock or Debt existing on the date of this Supplemental Indenture;

(b)    Mortgages on such property or shares of Capital Stock of or Debt of any Person, which Mortgages are existing at the time (i) such Person became a Restricted Subsidiary, (ii) such Person is merged into or consolidated with the Company or any Subsidiary or (iii) the Company or a Subsidiary merges into or consolidates with such Person (in a transaction in which such Person becomes a Restricted Subsidiary), which Mortgage was not incurred in anticipation of such transaction and was outstanding prior to such transaction;

(c)    Mortgages in favor of the Company;

(d)    Mortgages in favor of a governmental entity or in favor of the holders of securities issued by any such entity, pursuant to any contract or statute (including Mortgages to secure debt of the pollution control or industrial revenue bond type) or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages;

(e)    Mortgages in favor of any governmental entity to secure progress, advance or other payments pursuant to any contract or provision of any statute;

(f)    Mortgages on such property or shares of Capital Stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation);

(g)    Mortgages on such property or shares of Capital Stock or Debt to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Debt incurred prior to, at the time of, or within 180 days after, the acquisition of such property or shares or Debt, the completion of any construction or the commencement of full operation, for the purpose of financing all or any part of the purchase price or construction cost thereof;

(h)    Mortgages incurred in connection with a Sale and Leaseback Transaction satisfying the provisions set forth in Section 4.09; and

(i)    any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses; provided that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same such property or shares of Capital Stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

Section 4.09.	Limitations on Sale and Leaseback Transactions.

The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Company or a Restricted Subsidiary for a period, including renewals, in excess of three years of any Principal Property the ownership of which has been or is to be sold or transferred, more than 180 days after the completion of construction and commencement of full operation thereof, by the Company or such Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (referred to as a “Sale and Leaseback Transaction”) unless:

(a)    such Sale and Leaseback Transaction is with a governmental entity that provides financial or tax benefits;

(b)    the Company or such Restricted Subsidiary could create Secured Debt pursuant to the provisions set forth in Section 4.08 on the Principal Property to be leased in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction without equally and ratably securing the Notes; or

(c)    the net proceeds of the sale or transfer of the Principal Property leased pursuant to such Sale and Leaseback Transaction is at least equal to the Fair Market Value of such Principal Property and within 180 days after such sale or transfer shall have been made by the Company or by a Restricted Subsidiary, the Company shall apply an amount not less than the greater of (i) the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or (ii) the Fair Market Value of the Principal Property so leased at the time of entering into such arrangement (as evidenced by an Officers’ Certificate delivered to the Trustee) to the retirement of Funded Debt of the Company; provided that the amount to be applied to the retirement of Funded Debt of the Company shall be reduced by (x) the principal amount of Notes delivered within 180 days after such sale to the Trustee for retirement and cancellation, and (y) the principal amount of Funded Debt other than Notes, voluntarily retired by the Company within 180 days after such sale. No retirement referred to in this clause (c) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or mandatory prepayment provision.

Section 4.10.	Change of Control Triggering Event.

(a)    Upon the occurrence of a Change of Control Triggering Event, unless the Company, subject to Section 4.10(d), has exercised its right to redeem the Notes of any series in accordance with Section 3.12, each Holder of the Notes of such series will have the right to require the Company to purchase all or a portion ($1,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes of such series pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of the Notes of such series on the relevant record date to receive interest due on the relevant Interest Payment Date; provided that the principal amount of a Note of such series remaining outstanding after a repurchase in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.

(b)    Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall deliver a notice to each Holder of Notes that were not redeemed, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice will, among other things, state the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is sent, other than as may be required by applicable law (the “Change of Control Payment Date”), describe the transaction or transactions constituting the Change of Control Triggering Event and offer to repurchase the Notes. The notice, if sent prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

(c)    On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)    accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii)    deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes to be redeemed properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased and that all conditions precedent to the Change of Control Offer and to the repurchase by the Company of Notes pursuant to the Change of Control Offer have been complied with.

(d)    The Company will not be required to make a Change of Control Offer with respect to the Notes of any series if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer otherwise required to be made by the Company and such third party purchases all such Notes of such series properly tendered and not withdrawn under its offer or (ii) a notice of redemption has been given to the Holders of all of the Notes of such series in accordance with the terms of the Indenture, unless and until there is a default in payment of the Redemption Price.

(e)    A Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place with respect to the Change of Control at the time of making of the Change of Control Offer.

(f)    The Company will comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with this Section 4.10, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.10 by virtue of any such conflict.

ARTICLE FIVE

[Reserved]

ARTICLE SIX

Miscellaneous

Section 6.01.	Electronic Signature.

The words “execution,” “executed,” “signed,” signature,” and words of like import in this Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Without limitation to the foregoing, and anything in this Supplemental Indenture to the contrary notwithstanding, (a) any Officers’ Certificate, Company Order, Opinion of Counsel, Security, certificate of authentication appearing on or attached to any Security or other certificate, opinion of counsel, instrument, agreement or other document delivered pursuant to this Supplemental Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats and (b) all references in Section 2.04 or elsewhere in the Indenture to the execution or authentication of any Security or any certificate of authentication appearing on or attached to any Security by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats.

Section 6.02.	No Recourse Against Others.

Section 11.08 of the Indenture shall be amended by replacing that section of the Indenture with the following, but only with respect to the Notes:

A director, officer, member, manager, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Notes or for any obligations of the Company or the Trustee under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release shall be part of the consideration for the issuance of Notes.

Section 6.03.	Governing Law.

The laws of the State of New York shall govern this Supplemental Indenture and the Notes.

Section 6.04.	No Adverse Interpretation of Other Agreements.

This Supplemental Indenture may not be used to interpret another indenture (other than the Indenture), loan or debt agreement of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture.

Section 6.05.	Successors and Assigns.

All covenants and agreements of the Company in this Supplemental Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in this Supplemental Indenture shall bind its successors and assigns.

Section 6.06.	Duplicate Originals.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 6.07.	Severability.

In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.

Section 6.08.	Amendments to the Indenture Applicable to the Notes Only.

(a)    With respect to the Notes only, Section 11.07 of the Indenture is amended and restated in its entirety, and shall be read as follows:

SECTION 11.07. Business Days.

If the principal of or any premium or interest on the Notes is payable on a day that is not a Business Day, the payment will be made on the following Business Day, and no interest shall accrue for the intervening period.

(b) Section 9.01 of the Indenture is supplemented with the addition of the following with respect to the Notes:

(12)    to provide any other modifications which do not adversely affect the interests of the Holders in any material respect; and

(13)    to conform the provisions of the Indenture or the Notes to the “Description of the Senior Notes” section of the final prospectus supplement relating to the Notes, dated August 5, 2021.

Section 6.09.	Rights of Trustee.

In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers (with specimen signatures) authorized at such times to take specific actions pursuant to this Supplemental Indenture, which Officers’ Certificate may be signed by any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 6.10.	Waiver of Jury Trial.

Each of the Company and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Supplemental Indenture, the Indenture, the Notes or the transactions contemplated hereby.

Section 6.11.	Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Supplemental Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

Section 6.12.	No Recitals, etc.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

Section 6.13.	Notices.

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced as necessary prior to the giving of such instructions or directions. If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

Section 6.14.	Foreign Account Tax Compliance Act.

Each of the Company and the Trustee agrees to provide the other with such information in its possession (subject in all cases to applicable privacy laws) as reasonably requested by the other to enable the determination of whether any payment to a Holder pursuant to the Indenture is subject to withholding imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder, intergovernmental agreements in respect thereof or official interpretations of any of the foregoing (“Applicable FATCA Law”). The Trustee shall be entitled to make any withholding or deduction from payments under the Notes or this Indenture to the extent necessary (in the Trustee’s reasonable judgment) to comply with Applicable FATCA Law, for which the Trustee shall not have any liability.

Section 6.15.	Submission To Jurisdiction.

The Company hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Southern District in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Indenture and the Notes, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.

SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

WESTLAKE CHEMICAL CORPORATION

By:
	Name:	M. Steven Bender
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Fourteenth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

[Signature Page to Fourteenth Supplemental Indenture]

EXHIBIT A

FORM

OF

0.875% SENIOR NOTE DUE 2024

[FORM OF FACE OF NOTE]

Global Notes Legend

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) OR OTHER DULY APPOINTED DEPOSITORY (THE “DEPOSITARY”) OR THEIR RESPECTIVE NOMINEES. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO. [ ]	CUSIP NO. 960413 AX0

WESTLAKE CHEMICAL CORPORATION

0.875% SENIOR NOTE DUE 2024

Principal Amount:	$300,000,000

Regular Record Date:	February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding the applicable Interest Payment Date

Original Issue Date:	August 19, 2021

Stated Maturity:	August 15, 2024

Interest Payment Dates:	February 15 and August 15, commencing February 15, 2022

Interest Rate:	0.875% per annum

Authorized Denomination:	$2,000 and integral multiples of $1,000 in excess thereof

WESTLAKE CHEMICAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to                     , or its registered assigns, the principal sum of                     ($        ) on the Stated Maturity shown above (or upon any earlier date of redemption or acceleration of maturity) (each such date being hereinafter referred to as the “Maturity Date”) and to pay interest thereon, from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for), to, but excluding, the Maturity Date, semi-annually in arrears on each Interest Payment Date as specified above, commencing on February 15, 2022 at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest. Capitalized terms used herein shall have the meanings specified in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

Unless the Certificate of Authentication hereon has been executed by the Trustee, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

WESTLAKE CHEMICAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:             , 20

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

Westlake Chemical Corporation

0.875% Senior Note due 2024

This Note is one of a duly authorized issue of 0.875% Senior Notes due 2024 (the “Notes”) of Westlake Chemical Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein shall have the meanings specified in the Indenture (as defined below).

1.	Interest.

The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company shall pay such interest semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 2022. Interest will be paid on each such Interest Payment Date to the Persons who are registered Holders of the Notes at the close of business on the February 1 or August 1 (whether or not a Business Day) next preceding the Interest Payment Date (each such date, a “Regular Record Date”), even if such Interest Payment Date is a Redemption Date, Change of Control Payment Date or other Maturity Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from August 19, 2021. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.	Method of Payment.

Upon the terms and subject to the conditions of the Indenture, the Company will make all payments of the Redemption Price and Change of Control Payment and principal due at Maturity in respect of the Notes to Holders who surrender such Notes to a Paying Agent to collect such payments; provided that if any Redemption Date, Change of Control Payment Date or other Maturity Date is an Interest Payment Date, accrued and unpaid interest shall be paid to the Holder as of the immediately preceding Regular Record Date. The Company will pay all amounts due in respect of the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company will make such payments (i) by wire transfer of immediately available funds to any account maintained in the United States with respect to Notes evidenced by Global Securities and any other Notes with any aggregate principal amount in excess of $1,000,000 the Holder of which has provided wire transfer instructions to the Paying Agent at least five Business Days prior to the applicable payment date or (ii) by check payable in such money mailed to a Holder’s registered address with respect to any certificated Notes.

3.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar at its office at 601 Travis Street, 16th Floor, Houston, Texas 77002. The Company may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

4.	Indenture.

The Company issued the Notes under an Indenture dated as of January 1, 2006 (the “Base Indenture”), as supplemented by the Fourteenth Supplemental Indenture dated as of August 19, 2021 (the “Fourteenth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company and are initially issued in an aggregate principal amount of $300,000,000. The Company may, subject to the provisions of the Indenture, issue additional Notes of the same series as the Notes from time to time without the consent of the Holders. The Notes initially issued and any additional Notes subsequently issued under the Indenture will be treated as a single series for all purposes of the Indenture, including, without limitation, with respect to waivers, amendments, supplements, redemptions and offers to purchase, provided that if any such additional Notes are not fungible with the Notes initially issued for United States federal income tax purposes, such additional Notes will have one or more separate CUSIP numbers from the Notes initially issued. The Indenture provides for the issuance of other series of debt securities (including the Notes, the “Securities”) thereunder.

5.	Optional Redemption.

The Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time on or after August 15, 2022, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, on the Notes being redeemed to, but not including, the Redemption Date. The Company may not redeem the Notes prior to August 15, 2022.

6.	Mandatory Redemption.

The Company will not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

7.	Notice of Redemption.

The Company shall deliver notice of a redemption not less than 10 days nor more than 60 days before the Redemption Date to Holders of Notes to be redeemed. Once notice of redemption is sent, the Notes called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price. A notice of redemption may not be conditional.

8.	Repurchase at the Option of Holder.

(a)

Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to optionally redeem the Notes, each Holder will have the right to require the Company to purchase all or a portion ($1,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to the Change of Control Offer, at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the Change of Control Payment Date, subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date; provided that the principal amount of a Note remaining outstanding after a repurchase in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.

(b)

Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to deliver a notice to each Holder of the Notes not redeemed, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will, among other things, state the Change of Control Payment Date, which must be no earlier than 30 days nor later than 60 days from the date such notice is sent, other than as may be required by applicable law, describe the transaction or transactions constituting the Change of Control Triggering Event and offer to repurchase the Notes.

9.	Denominations; Transfer; Exchange.

The Notes initially are issued in permanent global form. Under certain circumstances described in the Indenture, Notes may also be issued in the form of certificated Notes in fully registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any transfer taxes or similar governmental changes required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption in whole or in part (except the unredeemed portion of any Note to be redeemed in part) or any Notes during a period beginning 15 Business Days prior to the delivery of the relevant notice of redemption or repurchase and ending on the close of business on the day of delivery such notice.

10.	Persons Deemed Owners.

The registered Holder of a Note may be treated as its owner for all purposes.

11.	Amendment; Waiver.

Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities in certain respects set forth in the Indenture.

Without the consent of each Holder affected, the Company may not (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of or premium on, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities under the Indenture, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

12.	Defaults and Remedies.

Under the Indenture, Events of Default include (i) default in the payment of interest that continues for a period of 30 days; (ii) default in any payment of principal of or premium, if any, on the Notes when due and payable; (iii) failure by the Company to comply with any of its other covenants or agreements in the Indenture or the Notes, which shall not have been remedied within the specified time period after written notice; and (iv) certain events of bankruptcy or insolvency with respect to the Company. If an Event of Default occurs and is continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding (or, in the case of an Event of Default described in clause (iii) above, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Securities so affected), may declare the principal amount of all the Securities (or the Notes) to be due and payable immediately, together with accrued and unpaid interest thereon. Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Notes, together with accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default.

As set forth in, and subject to the provisions of, the Indenture, no Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless certain conditions set forth in the Indenture have been satisfied. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity satisfactory to it. Subject to certain limitations (including that, in some cases, a majority in principal amount of all outstanding Securities (or the Notes) is required), Holders of a majority in aggregate principal amount of the outstanding Securities (or the Notes) have the right to direct the time, method and place of conducting certain proceedings, or exercising any trust or power conferred on the Trustee.

13.	Trustee Dealings with the Company.

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

14.	Discharge Prior to Maturity.

The Indenture with respect to the Notes shall be discharged and canceled upon the payment of all of the Notes and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment as provided in the Indenture.

15.	No Recourse Against Others.

A director, officer, member, manager, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Notes, or for any obligations of the Company or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release shall be part of the consideration for the issuance of Notes.

16.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17.	Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
Sign exactly as your name appears on the other side of this note

Your Signature

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

Date:
Signature of Signature Guarantee

EXHIBIT B

FORM

OF

2.875% SENIOR NOTE DUE 2041

[FORM OF FACE OF NOTE]

Global Notes Legend

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) OR OTHER DULY APPOINTED DEPOSITORY (THE “DEPOSITARY”) OR THEIR RESPECTIVE NOMINEES. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO. [ ]	CUSIP NO. 960413 AY8

WESTLAKE CHEMICAL CORPORATION

2.875% SENIOR NOTE DUE 2041

Principal Amount:	$350,000,000

Regular Record Date:	February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding the applicable Interest Payment Date

Original Issue Date:	August 19, 2021

Stated Maturity:	August 15, 2041

Interest Payment Dates:	February 15 and August 15, commencing February 15, 2022

Interest Rate:	2.875% per annum

Authorized Denomination:	$2,000 and integral multiples of $1,000 in excess thereof

WESTLAKE CHEMICAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to                     , or its registered assigns, the principal sum of                     ($        ) on the Stated Maturity shown above (or upon any earlier date of redemption or acceleration of maturity) (each such date being hereinafter referred to as the “Maturity Date”) and to pay interest thereon, from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for), to, but excluding, the Maturity Date, semi-annually in arrears on each Interest Payment Date as specified above, commencing on February 15, 2022 at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest. Capitalized terms used herein shall have the meanings specified in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

Unless the Certificate of Authentication hereon has been executed by the Trustee, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

WESTLAKE CHEMICAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:             , 20

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

Westlake Chemical Corporation

2.875% Senior Note due 2041

This Note is one of a duly authorized issue of 2.875% Senior Notes due 2041 (the “Notes”) of Westlake Chemical Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein shall have the meanings specified in the Indenture (as defined below).

1.	Interest.

The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company shall pay such interest semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 2022. Interest will be paid on each such Interest Payment Date to the Persons who are registered Holders of the Notes at the close of business on the February 1 or August 1 (whether or not a Business Day) next preceding the Interest Payment Date (each such date, a “Regular Record Date”), even if such Interest Payment Date is a Redemption Date, Change of Control Payment Date or other Maturity Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from August 19, 2021. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.	Method of Payment.

Upon the terms and subject to the conditions of the Indenture, the Company will make all payments of the Redemption Price and Change of Control Payment and principal due at Maturity in respect of the Notes to Holders who surrender such Notes to a Paying Agent to collect such payments; provided that if any Redemption Date, Change of Control Payment Date or other Maturity Date is an Interest Payment Date, accrued and unpaid interest shall be paid to the Holder as of the immediately preceding Regular Record Date. The Company will pay all amounts due in respect of the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company will make such payments (i) by wire transfer of immediately available funds to any account maintained in the United States with respect to Notes evidenced by Global Securities and any other Notes with any aggregate principal amount in excess of $1,000,000 the Holder of which has provided wire transfer instructions to the Paying Agent at least five Business Days prior to the applicable payment date or (ii) by check payable in such money mailed to a Holder’s registered address with respect to any certificated Notes.

3.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar at its office at 601 Travis Street, 16th Floor, Houston, Texas 77002. The Company may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

4.	Indenture.

The Company issued the Notes under an Indenture dated as of January 1, 2006 (the “Base Indenture”), as supplemented by the Fourteenth Supplemental Indenture dated as of August 19, 2021 (the “Fourteenth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company and are initially issued in an aggregate principal amount of $350,000,000. The Company may, subject to the provisions of the Indenture, issue additional Notes of the same series as the Notes from time to time without the consent of the Holders. The Notes initially issued and any additional Notes subsequently issued under the Indenture will be treated as a single series for all purposes of the Indenture, including, without limitation, with respect to waivers, amendments, supplements, redemptions and offers to purchase, provided that if any such additional Notes are not fungible with the Notes initially issued for United States federal income tax purposes, such additional Notes will have one or more separate CUSIP numbers from the Notes initially issued. The Indenture provides for the issuance of other series of debt securities (including the Notes, the “Securities”) thereunder.

5.	Optional Redemption.

The Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time prior to February 15, 2041 (six months prior to the Stated Maturity of the Notes (the “Par Call Date”)), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to the greater of:

(a)	100% of the principal amount of the Notes being redeemed; and

(b)

the sum, as determined by an Independent Investment Banker, of the present values of the Remaining Scheduled Payments on the Notes being redeemed that would be due if the Notes matured on the Par Call Date (excluding accrued and unpaid interest to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, in each case, plus accrued and unpaid interest, if any, on the Notes being redeemed to, but not including, the Redemption Date.

The Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time on or after the Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, on the Notes being redeemed to, but not including, the Redemption Date.

6.	Mandatory Redemption.

Except as set forth below, the Company will not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on the later of (1) November 1, 2021 and (2) January 30, 2022 if the closing of the acquisition by North American Pipe Corporation from Aalberts U.S. Holding Corp. of Lasco Fittings, Inc. (the “Acquisition”) has been automatically extended in accordance with the terms of the Equity Purchase Agreement, dated as of July 4, 2021, by and between Aalberts U.S. Holding Corp. and North American Pipe Corporation (the “Purchase Agreement”), in either case if the Acquisition is not consummated on or prior to such time on such date, or (ii) the date on which the Purchase Agreement is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to, but not including, such Redemption Date (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of a Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, together with other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

Upon the occurrence of the closing of the Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply with respect to the Notes.

7.	Notice of Redemption.

Other than with respect to the Special Mandatory Redemption, the Company shall deliver notice of a redemption not less than 10 days nor more than 60 days before the Redemption Date to Holders of Notes to be redeemed. Once notice of redemption is sent, the Notes called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price. A notice of redemption may not be conditional.

8.	Repurchase at the Option of Holder.

(a)

Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to optionally redeem the Notes, each Holder will have the right to require the Company to purchase all or a portion ($1,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to the Change of Control Offer, at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the Change of Control Payment Date, subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date; provided that the principal amount of a Note remaining outstanding after a repurchase in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.

(b)

Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to deliver a notice to each Holder of the Notes not redeemed, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will, among other things, state the Change of Control Payment Date, which must be no earlier than 30 days nor later than 60 days from the date such notice is sent, other than as may be required by applicable law, describe the transaction or transactions constituting the Change of Control Triggering Event and offer to repurchase the Notes.

9.	Denominations; Transfer; Exchange.

The Notes initially are issued in permanent global form. Under certain circumstances described in the Indenture, Notes may also be issued in the form of certificated Notes in fully registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any transfer taxes or similar governmental changes required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption in whole or in part (except the unredeemed portion of any Note to be redeemed in part) or any Notes during a period beginning 15 Business Days prior to the delivery of the relevant notice of redemption or repurchase and ending on the close of business on the day of delivery such notice.

10.	Persons Deemed Owners.

The registered Holder of a Note may be treated as its owner for all purposes.

11.	Amendment; Waiver.

Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities in certain respects set forth in the Indenture.

Without the consent of each Holder affected, the Company may not (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of or premium on, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities under the Indenture, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

12.	Defaults and Remedies.

Under the Indenture, Events of Default include (i) default in the payment of interest that continues for a period of 30 days; (ii) default in any payment of principal of or premium, if any, on the Notes when due and payable; (iii) failure by the Company to comply with any of its other covenants or agreements in the Indenture or the Notes, which shall not have been remedied within the specified time period after written notice; and (iv) certain events of bankruptcy or insolvency with respect to the Company. If an Event of Default occurs and is continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding (or, in the case of an Event of Default described in clause (iii) above, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Securities so affected), may declare the principal amount of all the Securities (or the Notes) to be due and payable immediately, together with accrued and unpaid interest thereon. Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Notes, together with accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default.

As set forth in, and subject to the provisions of, the Indenture, no Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless certain conditions set forth in the Indenture have been satisfied. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity satisfactory to it. Subject to certain limitations (including that, in some cases, a majority in principal amount of all outstanding Securities (or the Notes) is required), Holders of a majority in aggregate principal amount of the outstanding Securities (or the Notes) have the right to direct the time, method and place of conducting certain proceedings, or exercising any trust or power conferred on the Trustee.

13.	Trustee Dealings with the Company.

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

14.	Discharge Prior to Maturity.

The Indenture with respect to the Notes shall be discharged and canceled upon the payment of all of the Notes and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment as provided in the Indenture.

15.	No Recourse Against Others.

A director, officer, member, manager, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Notes, or for any obligations of the Company or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release shall be part of the consideration for the issuance of Notes.

16.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17.	Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
Sign exactly as your name appears on the other side of this note

Your Signature

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

Date:
Signature of Signature Guarantee

EXHIBIT C

FORM

OF

3.125% SENIOR NOTE DUE 2051

[FORM OF FACE OF NOTE]

Global Notes Legend

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) OR OTHER DULY APPOINTED DEPOSITORY (THE “DEPOSITARY”) OR THEIR RESPECTIVE NOMINEES. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO. [ ]	CUSIP NO. 960413 AZ5

WESTLAKE CHEMICAL CORPORATION

3.125% SENIOR NOTE DUE 2051

Principal Amount:	$

Regular Record Date:	February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding the applicable Interest Payment Date

Original Issue Date:	August 19, 2021

Stated Maturity:	August 15, 2051

Interest Payment Dates:	February 15 and August 15, commencing February 15, 2022

Interest Rate:	3.125% per annum

Authorized Denomination:	$2,000 and integral multiples of $1,000 in excess thereof

WESTLAKE CHEMICAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to                     , or its registered assigns, the principal sum of                      ($        ) on the Stated Maturity shown above (or upon any earlier date of redemption or acceleration of maturity) (each such date being hereinafter referred to as the “Maturity Date”) and to pay interest thereon, from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for), to, but excluding, the Maturity Date, semi-annually in arrears on each Interest Payment Date as specified above, commencing on February 15, 2022 at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest. Capitalized terms used herein shall have the meanings specified in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

Unless the Certificate of Authentication hereon has been executed by the Trustee, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

WESTLAKE CHEMICAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:             , 20

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

Westlake Chemical Corporation

3.125% Senior Note due 2051

This Note is one of a duly authorized issue of 3.125% Senior Notes due 2051 (the “Notes”) of Westlake Chemical Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein shall have the meanings specified in the Indenture (as defined below).

1.	Interest.

The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company shall pay such interest semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 2022. Interest will be paid on each such Interest Payment Date to the Persons who are registered Holders of the Notes at the close of business on the February 1 or August 1 (whether or not a Business Day) next preceding the Interest Payment Date (each such date, a “Regular Record Date”), even if such Interest Payment Date is a Redemption Date, Change of Control Payment Date or other Maturity Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from August 19, 2021. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.	Method of Payment.

Upon the terms and subject to the conditions of the Indenture, the Company will make all payments of the Redemption Price and Change of Control Payment and principal due at Maturity in respect of the Notes to Holders who surrender such Notes to a Paying Agent to collect such payments; provided that if any Redemption Date, Change of Control Payment Date or other Maturity Date is an Interest Payment Date, accrued and unpaid interest shall be paid to the Holder as of the immediately preceding Regular Record Date. The Company will pay all amounts due in respect of the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company will make such payments (i) by wire transfer of immediately available funds to any account maintained in the United States with respect to Notes evidenced by Global Securities and any other Notes with any aggregate principal amount in excess of $1,000,000 the Holder of which has provided wire transfer instructions to the Paying Agent at least five Business Days prior to the applicable payment date or (ii) by check payable in such money mailed to a Holder’s registered address with respect to any certificated Notes.

3.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar at its office at 601 Travis Street, 16th Floor, Houston, Texas 77002. The Company may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

4.	Indenture.

The Company issued the Notes under an Indenture dated as of January 1, 2006 (the “Base Indenture”), as supplemented by the Fourteenth Supplemental Indenture dated as of August 19, 2021 (the “Fourteenth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company and are initially issued in an aggregate principal amount of $600,000,000. The Company may, subject to the provisions of the Indenture, issue additional Notes of the same series as the Notes from time to time without the consent of the Holders. The Notes initially issued and any additional Notes subsequently issued under the Indenture will be treated as a single series for all purposes of the Indenture, including, without limitation, with respect to waivers, amendments, supplements, redemptions and offers to purchase, provided that if any such additional Notes are not fungible with the Notes initially issued for United States federal income tax purposes, such additional Notes will have one or more separate CUSIP numbers from the Notes initially issued. The Indenture provides for the issuance of other series of debt securities (including the Notes, the “Securities”) thereunder.

5.	Optional Redemption.

The Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time prior to February 15, 2051 (six months prior to the Stated Maturity of the Notes (the “Par Call Date”)), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to the greater of:

(a)	100% of the principal amount of the Notes being redeemed; and

(b)

the sum, as determined by an Independent Investment Banker, of the present values of the Remaining Scheduled Payments on the Notes being redeemed that would be due if the Notes matured on the Par Call Date (excluding accrued and unpaid interest to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, in each case, plus accrued and unpaid interest, if any, on the Notes being redeemed to, but not including, the Redemption Date.

The Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time on or after the Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, on the Notes being redeemed to, but not including, the Redemption Date.

6.	Mandatory Redemption.

Except as set forth below, the Company will not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on the later of (1) June 20, 2022 and (2) September 18, 2022 if the closing of the acquisition by Royal Building Products (USA) Inc. from Boral Industries Inc. of 100% of the issued and outstanding equity interests of certain subsidiaries of Boral Industries Inc. engaged in Boral Limited’s North American building products businesses in roofing, siding, trim and shutters, decorative stone and windows (the “Acquisition”) has been extended by Royal Building Products (USA) Inc. or Boral Industries Inc. in accordance with the terms of the Equity Purchase Agreement, dated as of June 20, 2021, by and among Boral Building Products Inc., Boral Stone Products LLC, Boral Lifetile Inc., Boral Windows LLC, Boral Industries Inc., Royal Building Products (USA) Inc. and, solely for purposes of Section 10.20 thereof, Boral Limited and, solely for purposes of Section 10.21 thereof, Westlake Chemical Corporation (the “Purchase Agreement”), in either case if the Acquisition is not consummated on or prior to such time on such date, or (ii) the date on which the Purchase Agreement is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to, but not including, such Redemption Date (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of a Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, together with other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

Upon the occurrence of the closing of the Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply with respect to the Notes.

7.	Notice of Redemption.

Other than with respect to the Special Mandatory Redemption, the Company shall deliver notice of a redemption not less than 10 days nor more than 60 days before the Redemption Date to Holders of Notes to be redeemed. Once notice of redemption is sent, the Notes called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price. A notice of redemption may not be conditional.

8.	Repurchase at the Option of Holder.

(a)

Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to optionally redeem the Notes, each Holder will have the right to require the Company to purchase all or a portion ($1,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to the Change of Control Offer, at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the Change of Control Payment Date, subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date; provided that the principal amount of a Note remaining outstanding after a repurchase in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.

(b)

Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to deliver a notice to each Holder of the Notes not redeemed, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will, among other things, state the Change of Control Payment Date, which must be no earlier than 30 days nor later than 60 days from the date such notice is sent, other than as may be required by applicable law, describe the transaction or transactions constituting the Change of Control Triggering Event and offer to repurchase the Notes.

9.	Denominations; Transfer; Exchange.

The Notes initially are issued in permanent global form. Under certain circumstances described in the Indenture, Notes may also be issued in the form of certificated Notes in fully registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any transfer taxes or similar governmental changes required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption in whole or in part (except the unredeemed portion of any Note to be redeemed in part) or any Notes during a period beginning 15 Business Days prior to the delivery of the relevant notice of redemption or repurchase and ending on the close of business on the day of delivery such notice.

10.	Persons Deemed Owners.

The registered Holder of a Note may be treated as its owner for all purposes.

11.	Amendment; Waiver.

Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities in certain respects set forth in the Indenture.

Without the consent of each Holder affected, the Company may not (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of or premium on, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities under the Indenture, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

12.	Defaults and Remedies.

Under the Indenture, Events of Default include (i) default in the payment of interest that continues for a period of 30 days; (ii) default in any payment of principal of or premium, if any, on the Notes when due and payable; (iii) failure by the Company to comply with any of its other covenants or agreements in the Indenture or the Notes, which shall not have been remedied within the specified time period after written notice; and (iv) certain events of bankruptcy or insolvency with respect to the Company. If an Event of Default occurs and is continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding (or, in the case of an Event of Default described in clause (iii) above, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Securities so affected), may declare the principal amount of all the Securities (or the Notes) to be due and payable immediately, together with accrued and unpaid interest thereon. Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Notes, together with accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default.

As set forth in, and subject to the provisions of, the Indenture, no Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless certain conditions set forth in the Indenture have been satisfied. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity satisfactory to it. Subject to certain limitations (including that, in some cases, a majority in principal amount of all outstanding Securities (or the Notes) is required), Holders of a majority in aggregate principal amount of the outstanding Securities (or the Notes) have the right to direct the time, method and place of conducting certain proceedings, or exercising any trust or power conferred on the Trustee.

13.	Trustee Dealings with the Company.

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

14.	Discharge Prior to Maturity.

The Indenture with respect to the Notes shall be discharged and canceled upon the payment of all of the Notes and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment as provided in the Indenture.

15.	No Recourse Against Others.

A director, officer, member, manager, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Notes, or for any obligations of the Company or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release shall be part of the consideration for the issuance of Notes.

16.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17.	Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
Sign exactly as your name appears on the other side of this note

Your Signature

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

Date:
Signature of Signature Guarantee

EXHIBIT D

FORM

OF

3.375% SENIOR NOTE DUE 2061

[FORM OF FACE OF NOTE]

Global Notes Legend

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) OR OTHER DULY APPOINTED DEPOSITORY (THE “DEPOSITARY”) OR THEIR RESPECTIVE NOMINEES. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO. [ ]	CUSIP NO. 960413 BA9

WESTLAKE CHEMICAL CORPORATION

3.375% SENIOR NOTE DUE 2061

Principal Amount:	$450,000,000

Regular Record Date:	February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding the applicable Interest Payment Date

Original Issue Date:	August 19, 2021

Stated Maturity:	August 15, 2061

Interest Payment Dates:	February 15 and August 15, commencing February 15, 2022

Interest Rate:	3.375% per annum

Authorized Denomination:	$2,000 and integral multiples of $1,000 in excess thereof

WESTLAKE CHEMICAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to                     , or its registered assigns, the principal sum of                      ($        ) on the Stated Maturity shown above (or upon any earlier date of redemption or acceleration of maturity) (each such date being hereinafter referred to as the “Maturity Date”) and to pay interest thereon, from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for), to, but excluding, the Maturity Date, semi-annually in arrears on each Interest Payment Date as specified above, commencing on February 15, 2022 at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest. Capitalized terms used herein shall have the meanings specified in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

Unless the Certificate of Authentication hereon has been executed by the Trustee, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

WESTLAKE CHEMICAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:             , 20

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

Westlake Chemical Corporation

3.375% Senior Note due 2061

This Note is one of a duly authorized issue of 3.375% Senior Notes due 2061 (the “Notes”) of Westlake Chemical Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein shall have the meanings specified in the Indenture (as defined below).

1.	Interest.

The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company shall pay such interest semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 2022. Interest will be paid on each such Interest Payment Date to the Persons who are registered Holders of the Notes at the close of business on the February 1 or August 1 (whether or not a Business Day) next preceding the Interest Payment Date (each such date, a “Regular Record Date”), even if such Interest Payment Date is a Redemption Date, Change of Control Payment Date or other Maturity Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from August 19, 2021. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.	Method of Payment.

Upon the terms and subject to the conditions of the Indenture, the Company will make all payments of the Redemption Price and Change of Control Payment and principal due at Maturity in respect of the Notes to Holders who surrender such Notes to a Paying Agent to collect such payments; provided that if any Redemption Date, Change of Control Payment Date or other Maturity Date is an Interest Payment Date, accrued and unpaid interest shall be paid to the Holder as of the immediately preceding Regular Record Date. The Company will pay all amounts due in respect of the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company will make such payments (i) by wire transfer of immediately available funds to any account maintained in the United States with respect to Notes evidenced by Global Securities and any other Notes with any aggregate principal amount in excess of $1,000,000 the Holder of which has provided wire transfer instructions to the Paying Agent at least five Business Days prior to the applicable payment date or (ii) by check payable in such money mailed to a Holder’s registered address with respect to any certificated Notes.

3.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar at its office at 601 Travis Street, 16th Floor, Houston, Texas 77002. The Company may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

4.	Indenture.

The Company issued the Notes under an Indenture dated as of January 1, 2006 (the “Base Indenture”), as supplemented by the Fourteenth Supplemental Indenture dated as of August 19, 2021 (the “Fourteenth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company and are initially issued in an aggregate principal amount of $450,000,000. The Company may, subject to the provisions of the Indenture, issue additional Notes of the same series as the Notes from time to time without the consent of the Holders. The Notes initially issued and any additional Notes subsequently issued under the Indenture will be treated as a single series for all purposes of the Indenture, including, without limitation, with respect to waivers, amendments, supplements, redemptions and offers to purchase, provided that if any such additional Notes are not fungible with the Notes initially issued for United States federal income tax purposes, such additional Notes will have one or more separate CUSIP numbers from the Notes initially issued. The Indenture provides for the issuance of other series of debt securities (including the Notes, the “Securities”) thereunder.

5.	Optional Redemption.

The Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time prior to February 15, 2061 (six months prior to the Stated Maturity of the Notes (the “Par Call Date”)), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to the greater of:

(a)	100% of the principal amount of the Notes being redeemed; and

(b)

the sum, as determined by an Independent Investment Banker, of the present values of the Remaining Scheduled Payments on the Notes being redeemed that would be due if the Notes matured on the Par Call Date (excluding accrued and unpaid interest to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, in each case, plus accrued and unpaid interest, if any, on the Notes being redeemed to, but not including, the Redemption Date.

The Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time on or after the Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a Note must be in a minimum principal amount of $2,000, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, on the Notes being redeemed to, but not including, the Redemption Date.

6.	Mandatory Redemption.

Except as set forth below, the Company will not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on the later of (1) June 20, 2022 and (2) September 18, 2022 if the closing of the acquisition by Royal Building Products (USA) Inc. from Boral Industries Inc. of 100% of the issued and outstanding equity interests of certain subsidiaries of Boral Industries Inc. engaged in Boral Limited’s North American building products businesses in roofing, siding, trim and shutters, decorative stone and windows (the “Acquisition”) has been extended by Royal Building Products (USA) Inc. or Boral Industries Inc. in accordance with the terms of the Equity Purchase Agreement, dated as of June 20, 2021, by and among Boral Building Products Inc., Boral Stone Products LLC, Boral Lifetile Inc., Boral Windows LLC, Boral Industries Inc., Royal Building Products (USA) Inc. and, solely for purposes of Section 10.20 thereof, Boral Limited and, solely for purposes of Section 10.21 thereof, Westlake Chemical Corporation (the “Purchase Agreement”), in either case if the Acquisition is not consummated on or prior to such time on such date, or (ii) the date on which the Purchase Agreement is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to, but not including, such Redemption Date (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of a Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, together with other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

Upon the occurrence of the closing of the Acquisition, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply with respect to the Notes.

7.	Notice of Redemption.

Other than with respect to the Special Mandatory Redemption, the Company shall deliver notice of a redemption not less than 10 days nor more than 60 days before the Redemption Date to Holders of Notes to be redeemed. Once notice of redemption is sent, the Notes called for redemption will become due and payable on the Redemption Date at the applicable Redemption Price. A notice of redemption may not be conditional.

8.	Repurchase at the Option of Holder.

(a)

Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to optionally redeem the Notes, each Holder will have the right to require the Company to purchase all or a portion ($1,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to the Change of Control Offer, at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the Change of Control Payment Date, subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date; provided that the principal amount of a Note remaining outstanding after a repurchase in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.

(b)

Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to deliver a notice to each Holder of the Notes not redeemed, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will, among other things, state the Change of Control Payment Date, which must be no earlier than 30 days nor later than 60 days from the date such notice is sent, other than as may be required by applicable law, describe the transaction or transactions constituting the Change of Control Triggering Event and offer to repurchase the Notes.

9.	Denominations; Transfer; Exchange.

The Notes initially are issued in permanent global form. Under certain circumstances described in the Indenture, Notes may also be issued in the form of certificated Notes in fully registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any transfer taxes or similar governmental changes required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption in whole or in part (except the unredeemed portion of any Note to be redeemed in part) or any Notes during a period beginning 15 Business Days prior to the delivery of the relevant notice of redemption or repurchase and ending on the close of business on the day of delivery such notice.

10.	Persons Deemed Owners.

The registered Holder of a Note may be treated as its owner for all purposes.

11.	Amendment; Waiver.

Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities in certain respects set forth in the Indenture.

Without the consent of each Holder affected, the Company may not (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of or premium on, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities under the Indenture, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

12.	Defaults and Remedies.

Under the Indenture, Events of Default include (i) default in the payment of interest that continues for a period of 30 days; (ii) default in any payment of principal of or premium, if any, on the Notes when due and payable; (iii) failure by the Company to comply with any of its other covenants or agreements in the Indenture or the Notes, which shall not have been remedied within the specified time period after written notice; and (iv) certain events of bankruptcy or insolvency with respect to the Company. If an Event of Default occurs and is continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding (or, in the case of an Event of Default described in clause (iii) above, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Securities so affected), may declare the principal amount of all the Securities (or the Notes) to be due and payable immediately, together with accrued and unpaid interest thereon. Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Notes, together with accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default.

As set forth in, and subject to the provisions of, the Indenture, no Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless certain conditions set forth in the Indenture have been satisfied. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity satisfactory to it. Subject to certain limitations (including that, in some cases, a majority in principal amount of all outstanding Securities (or the Notes) is required), Holders of a majority in aggregate principal amount of the outstanding Securities (or the Notes) have the right to direct the time, method and place of conducting certain proceedings, or exercising any trust or power conferred on the Trustee.

13.	Trustee Dealings with the Company.

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

14.	Discharge Prior to Maturity.

The Indenture with respect to the Notes shall be discharged and canceled upon the payment of all of the Notes and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment as provided in the Indenture.

15.	No Recourse Against Others.

A director, officer, member, manager, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Notes, or for any obligations of the Company or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release shall be part of the consideration for the issuance of Notes.

16.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17.	Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
Sign exactly as your name appears on the other side of this note

Your Signature

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

Date:
Signature of Signature Guarantee